BBH Real Return Fund
class n  shares
class i  shares

Portfolio of BBH Trust

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Supplement to the Prospectus dated February 29, 2008

1.                      Please delete the Annual Fund Operating Expenses table on page 16 and replace it with the following:

Annual Fund Operating Expenses

(Expenses That Are Deducted From Fund Assets As A Percentage Of Average Net Assets)

	CLASS N	CLASS I

Management and Administrative
Services Fee	0.35%	0.35%
Distribution (12b-1) Fee	None	None
Other Expenses	0.45%	0.20%
Total Annual Fund Operating Expenses	0.80%	0.55%

Cusip     05528X885
05528X877

October 28, 2008